ADDENDUM TO THE MANAGEMENT SERVICES AGREEMENT

THIS ADDENDUM TO THE MANAGEMENT SERVICES AGREEMENT (“the Addendum” or “this Addendum”) is entered into this 28tth day of March, 2012.

BETWEEN:

Kokomo Enterprises Inc. a company incorporated under the laws of British Columbia having a business office at Suite #1000 – 1177 West Hastings Street, Vancouver, B. C. V6E 2K3

(hereinafter referred to as the “Company”)
OF THE FIRST PART

AND:

Bedo H. Kalpakian and Jacob H. Kalpakian of 3100 Saturna Place, Richmond, BC, V7C 4C5, and #702-1777 Bayshore Drive, Vancouver  BC  V6G 3H2, respectively,

(hereinafter referred to as the “Kalpakians”)
OF THE SECOND PART

AND:

Kalpakian Bros. of B.C. Ltd., a company incorporated under the laws of British Columbia having a business office at Suite #1000 - 1177 West Hastings Street, Vancouver, B.C.  V6E 2L3

(hereinafter referred to as the “Manager”)
OF THE THIRD PART

WHEREAS:

A.
The Company, the Kalpakians and the Manager entered into a Management Services Agreement on the 1st day of November, 2001, as amended  by means of Addendums dated July 1, 2003, August 18, 2003, July 31, 2005,  November 1, 2010 and February 16, 2012 (hereinafter collectively referred to as the “Agreement”).

AND WHEREAS

B.
The parties to the Agreement wish to further amend the Agreement, by means of this Addendum whereby the monthly remuneration payable to the Manager shall be reduced from Cdn $5,000 (Five Thousand Canadian Dollars) to Cdn $2,500 (Two Thousand Five Hundred Canadian Dollars) plus HST per month effective as of  April 1, 2012.

AND WHEREAS

C.	All of the other terms and conditions of the Agreement shall remain unchanged and shall be in full force and effect.

NOW THEREFORE, in consideration of the premises and mutual covenants herein set forth, the parties hereto agree as follows:

The parties to the Agreement and to this Addendum hereby agree that the monthly remuneration payable to the Manager be reduced from Cdn $5,000 (Five Thousand Canadian Dollars) to Cdn $2,500 (Two Thousand Five Hundred Canadian Dollars) plus HST per month effective as of April 1, 2012, and all of the other terms and conditions of the Agreement shall remain unchanged and shall be in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Addendum on this 28th day of March, 2012.

THE CORPORATE SEAL OF	)
KOKOMO ENTERPRISES INC.	)
was hereunto affixed in the presence of:	)
	)	C/S
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SIGNED SEALED AND DELIVERED BY	)
BEDO H. KALPAKIAN in the presence of:	)
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Signature of Witness:	)
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Name of Witness:	)
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	)	BEDO H. KALPAKIAN
Address of Witness:	)
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Occupation of Witness:_________________________	)

SIGNED SEALED AND DELIVERED BY	)
JACOB H. KALPAKIAN in the presence of:	)
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Signature of Witness:	)
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Name of Witness:	)
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	)	JACOB H. KALPAKIAN
Address of Witness:	)
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Occupation of Witness:_________________________	)

THE CORPORATE SEAL of	)
KALPAKIAN BROS. OF B.C. LTD.	)
was hereunto affixed in the presence of:	)
	)	C/S
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